                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 30, 2005
                                                        -----------------

                               Clarus Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

        Delaware                                     0-24277                      58-1972600
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(State or other jurisdiction                (Commission File Number)            (IRS Employer
                                                                             Identification No.)
of incorporation)

One Landmark Square, 22nd Floor, Stamford Connecticut                                 06901
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         (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (203) 428-2000
                                                    --------------

                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 30, 2005, the Board of Directors of Clarus Corporation (the
"Company") accelerated the vesting of unvested stock options previously awarded to employees, officers, and directors of the Company under its Amended and
Restated Stock Incentive Plan of Clarus Corporation (as amended and restated
effective as of June 13, 2000) and the Clarus Corporation 2005 Stock Incentive
Plan, subject to such optionees' entering into lock-up, confidentiality and non-competition agreements. As a result of this action, options to purchase
676,669 shares of common stock that would have vested over the next one to three years became fully vested. Outstanding unvested options that were not accelerated will continue to vest on their current schedules.

         The decision to accelerate the vesting of these options was made primarily to reduce non-cash compensation expense that would have been recorded in future periods following the Company's application of the Financial
Accounting Standards Board Statement No. 123, "Share Based Payment (revised
2004) ("FAS 123R"). The Company will be required to apply the expense recognition provisions of FAS 123R beginning January 1, 2006. The acceleration of the options is expected to reduce the Company's non-cash compensation expense related to these options by approximately $2,091,124 (pre-tax) for the years
2006 - 2008, based on estimated value calculations using the Black-Scholes methodology.

         The following table sets forth the numbers of shares as to which the vesting of stock options has been accelerated as a result of the foregoing changes for directors and executive officers, and for other holders of options:

======================================================== =====================
                                                         Shares Acquirable
Name and Positions                                       under Options
-------------------------------------------------------- ---------------------
Warren B. Kanders, Executive Chairman of the Board             400,000
-------------------------------------------------------- ---------------------
Nigel P. Ekern, Chief Administrative Officer                    93,334
-------------------------------------------------------- ---------------------
Burtt R. Ehrlich, Director                                      45,000
-------------------------------------------------------- ---------------------
Donald L. House, Director                                       45,000
-------------------------------------------------------- ---------------------
Nicholas Sokolow, Director                                      45,000
-------------------------------------------------------- ---------------------
All other holders of options                                    48,335
-------------------------------------------------------- ---------------------
         Totals                                                676,669
======================================================== =====================

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

                  10.1     Form of Amendment to Stock Option Agreement.

                                       1

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2006

CLARUS CORPORATION

By: /s/ Nigel P. Ekern
    ------------------
        Nigel P. Ekern,
        Chief Administrative Officer

By:  /s/ Susan Luckfield
     --------------------
         Susan Luckfield,
         Controller

                                       2

                                  EXHIBIT INDEX

                   Number                   Exhibit
                   ------                   -------

                   10.1                     Form of Amendment to Stock Option
                                            Agreement.